UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

iCAD, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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iCAD, Inc.

98 Spit Brook Road, Suite 100

Nashua, New Hampshire 03062

May 10, 2013

Dear Fellow Stockholders:

You are receiving this letter because you received a Voter Instruction Form (“VIF”) from your custodian that contained a description of the Company’s Proposal 2 that is inconsistent with the Proxy Statement filed by the Company with the SEC.

The VIF you received incorrectly described Proposal 2 as follows: “To approve an amendment to our certificate of incorporation to effect a reverse stock split.”

Proposal 2 should read as follows: “To approve an amendment to our certificate of incorporation to reduce the authorized shares.”

Please assist as follows:

•

If you have already voted in favor of Proposal 2 and would like to vote in favor of reducing the authorized shares as described in the Proxy Statement, you do not need to do anything further. Your shares will be voted in favor of Proposal 2 as corrected.

•	If you have not yet submitted your completed VIF, please use the attached corrected VIF or vote online or by telephone by following the instructions on the VIF.

•

If you would like to change your vote with respect to Proposal 2, please submit an updated VIF by using the attached corrected VIF or vote online or by telephone by following the instructions on the VIF.

The matters set forth in all the proposals OTHER THAN Proposal 2 will be tallied at the Annual Meeting on May 20, 2013. Please be certain to vote as to those Proposals on or before May 19, 2013 or you may attend the meeting, in which case you should refer to the Proxy Statement for a description of what you will need to be admitted to the meeting. As to PROPOSAL 2 ONLY, we may adjourn the meeting until May 31, 2013 to allow our stockholders additional time to vote for Proposal 2.

Your vote is very important. Whether or not you plan to attend the meeting in person, we appreciate a prompt submission of your vote.

Very truly yours,

/s/ Kenneth Ferry Kenneth Ferry
President and CEO

ICAD, INC. ANNUAL MEETING TO BE HELD ON 05/20/13
FOR HOLDERS AS OF 03/28/13 * ISSUER CONFIRMATION COPY - INFO ONLY *
1	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.
44934S206

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES        0010100

1.	-	01-DR. LAWRENCE HOWARD, 02-KENNETH FERRY, 03-DR. RACHEL BREM, 04-ANTHONY ECOCK, 05-MICHAEL KLEIN, 06-STEVEN RAPPAPORT, 07-SOMU SUBRAMANIAM, 08-DR. ELLIOT SUSSMAN

	2.	*-	TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REDUCE THE AUTHORIZED SHARES.	- - - - >>>	FOR 0040501	- - - >>> 2.

3.	*-	TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.	- - - - - - - - - - >>>	FOR 0029440	- - - >>> 3.

4.	*-	TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.	- - - - - - - - >>>	1YR 0029414	- - - >>> 4.

5.	-	TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.	- - - - - - - - >>>	FOR 0010200	- - - >>> 5.

6.	-	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.	- - - >>>	FOR 0039902	- - - >>> 6.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.	- - - >>>
VIF11H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/20/13 FOR ICAD, INC.

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM        **  ç  **

- ANNUAL REPORT				- PROXY STATEMENT

	2 -I			-S

FOR ALL NOMINEES

WITHHOLD ALL NOMINEES

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY

	FOR	AGN	ABS
	☐	☐	☐
X
2

	FOR	AGN	ABS
	☐	☐	☐
44934S206

1YR	2YR	3YR	ABS
☐	☐	☐	☐

PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

	FOR	AGN	ABS
	☐	☐	☐

51 MERCEDES WAY EDGEWOOD NY 11717
	FOR	AGN	ABS
	☐	☐	☐

ICAD, INC. ATTN: KEVIN BURNS
98 SPIT BROOK ROAD, SUITE 100
NASHUA, NH 03062
FOR
☐